EXHIBIT 32.1

                          CALIFORNIA PIZZA KITCHEN, INC

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of California Pizza Kitchen, Inc (the "Company") on Form 10-Q for the period ending September 28, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Richard L. Rosenfield, Co-Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C.1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

    (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

                                          By: /s/ RICHARD L. ROSENFIELD
                                              -------------------------
                                            Richard L. Rosenfield
                                            Co-Chief Executive Officer

EXHIBIT 32.1

                          CALIFORNIA PIZZA KITCHEN, INC

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of California Pizza Kitchen, Inc (the "Company") on Form 10-Q for the period ending September 28, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Larry S. Flax, Co-Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C.1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

    (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

                                          By: /s/ LARRY S. FLAX
                                              -----------------
                                            Larry S. Flax
                                            Co-Chief Executive Officer

                                     Page 2